CONTACTS

Maria A. Grasso	Tracy A. Downey
Executive Vice President	Assistant Vice President
and Chief Operating Officer	and Internet Banking Manager
Flushing Financial Corporation	iGObanking.com, a division of Flushing Savings Bank, FSB
718-961-5400	718-961-5400

FOR IMMEDIATE RELEASE

IGOBANKING.COM™, FLUSHING FINANCIAL'S NEW INTERNET BANK,

OFFERING CLIENTS TOP-OF-THE-MARKET RATES

ON SAVINGS ACCOUNTS WITH NO FEES AND NO MMINIMUMS

LAKE SUCCESS, NY – November 27, 2006 — Flushing Financial Corporation (NASDAQ: FFIC) (the “Company”), the parent holding company for Flushing Savings Bank, FSB (the "Bank"), announced today that they have joined the virtual bank arena by launching their new internet bank “iGObanking.com™”, a division of Flushing Savings Bank, FSB.

iGObanking.com™ launches with a top-of-the-market iGO Savings Account rate of 5.30% APY*, with NO FEES and NO MINIMUMS, as well as high rates on CD accounts with terms from 6 months to 5 Years. Accounts can be opened online at www.iGObanking.com or by mail.

John R. Buran, President and Chief Executive Office of Flushing Financial Corporation and Flushing Savings Bank, commented, “iGObanking.com™ allows us to compete on a national scale without the geographic constraints of physical locations. Since the number of US households with accounts at Web-only banks has grown more than tenfold in the past six years, our strategy was to join the marketplace by creating a virtual bank that offers Clients the simplicity and flexibility of a virtual online bank, coupled with the stability of a traditional bank that was established in 1929.”

Maria A. Grasso, Executive Vice President and Chief Operations Officer, added “With the current range of Web based banks, our goal is to create a niche for iGObanking.com™ by offering great rates, excellent customer service, superior online security and banking simplicity. This enables our Clients to manage their money ‘Real Simple. Real Smart™’.”

For more information or to open an iGO account, visit www.iGObanking.com or call 1-888-432-5890. Deposits are FDIC insured up to the maximum allowable limits. iGObanking.com™. Real Simple. Real Smart™.

About Flushing Financial Corporation

Flushing Financial Corporation (Nasdaq: FFIC) is the holding company for Flushing Savings Bank, FSB, a federally chartered stock savings bank insured by the Federal Deposit Insurance Corporation (“FDIC”). The Bank conducts its business through banking offices located in Queens, Kings, Manhattan, and Nassau County. iGObanking.com™ is a division of Flushing Savings Bank, FSB, and is not a separately chartered bank. For more information relating to Flushing Financial Corporation and Flushing Savings Bank, please visit www.flushingsavings.com.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Statements in this Press Release relating to plans, strategies, economic performance and trends, projections of results of specific activities or investments and other statements that are not descriptions of historical facts may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking information is inherently subject to risks and uncertainties, and actual results could differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, risk factors discussed in the Company’s Annual Report on Form 10-K and in other documents filed by the Company with the Securities and Exchange Commission from time to time. Forward-looking statements may be identified by terms such as “may”, “will”, “should”, “could”, “expects”, “plans”, “intends”, “anticipates”, “believes”, “estimates”, “predicts”, “forecasts”, “potential” or “continue” or similar terms or the negative of these terms. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. The Company has no obligation to update these forward-looking statements.

*Annual Percentage Yield

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